UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 23, 2018

WESTWATER RESOURCES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33404	75-2212772
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

6950 S. Potomac Street, Suite 300 Centennial, Colorado 80112	80112
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 531-0516

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 2.01  Completion of Acquisition or Disposition of Assets.

On April 23, 2018, Westwater Resources, Inc. (the “Company”) completed its acquisition of Alabama Graphite Corp. (“Alabama Graphite”) pursuant to the previously announced Arrangement Agreement (the “Arrangement Agreement”), dated December 13, 2017, by and among the Company, Alabama Graphite and 1143738 B.C. Ltd., and the Plan of Arrangement attached thereto. As contemplated by the Arrangement Agreement, all of the common shares of Alabama Graphite issued and outstanding immediately prior to the effective time of the arrangement were exchanged for shares of the Company’s common stock at a ratio of 0.08 of a share of the Company’s common stock for each Alabama Graphite common share, and all of the issued and outstanding options and warrants to acquire Alabama Graphite common shares were converted into rights to purchase shares of the Company’s common stock at the same exchange ratio.

The Arrangement Agreement is more fully described in the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on December 14, 2017, as amended by the Company’s Current Report on Form 8-K/A filed with the SEC on January 12, 2018, which are incorporated herein by reference.

Item 3.02  Unregistered Sales of Equity Securities.

The information disclosed under Item 2.01 is incorporated into this Item 3.02 in its entirety.

Upon completion of the acquisition, the Company issued 11.6 million shares of common stock and options and warrants relating to 2.5 million shares of common stock in reliance upon an exemption from registration under federal securities laws provided by Section 3(a)(10) of the Securities Act of 1933, as amended, for the issuance and exchange of securities approved after a public hearing on the fairness of the terms and conditions of the exchange by a court of competent jurisdiction at which all persons to whom the securities were issued had the right to appear. The arrangement received approval by the Supreme Court of British Columbia.

Item 7.01  Other Events.

On April 23, 2018, the Company issued a press release announcing the completion of its acquisition of Alabama Graphite, which is furnished as Exhibit 99.1 to this Current Report on Form 8-K. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in any such filing.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
2.1

Arrangement Agreement by and among Westwater Resources, Inc., 1143738 B.C. LTD. and Alabama Graphite Corp. dated as of December 13, 2017 (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K/A filed on January 12, 2018).

99.1	Press release of the Company dated April 23, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 23, 2018

WESTWATER RESOURCES, INC.

By:        /s/ Jeffrey L. Vigil

Name:

Jeffrey L. Vigil

Title:

Vice President–Finance and Chief Financial Officer